UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012

Medtronic, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-07707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway, Minneapolis MN		55432
(Address of principal executive offices)		(Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective April 18, 2012, the Conversion Rate (as defined in the Indenture by and between Medtronic, Inc. and Wells Fargo Bank, NA., as trustee, dated April 18, 2006) for Medtronic’s 1.625% Convertible Senior Notes due 2013 (the “Notes”) will be adjusted to 18.8218 shares of Common Stock per $1,000 principal amount of the 2013 Notes. The adjusted Conversion Rate reflects the cumulative impact of Medtronic’s payment of regular cash dividends since the issuance date of the 2013 Notes, and is being made on a carryforward basis under Section 10.14 of the Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ Gary L. Ellis
Date: April 18, 2012		Gary L. Ellis
Senior Vice President and Chief Financial Officer